UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d)

On March 18, 2021 upon the recommendation of the Nominating and Governance Committee of the Board of Directors (“Board”) of KalVista Pharmaceuticals, Inc. (the “Company”), the Board approved the appointment of Nancy Stuart (“Ms. Stuart”) to the Board and audit committee effective immediately, to serve until her successor is duly elected and qualified, or until her death, resignation or removal. Ms. Stuart will serve as a Class III Director whose term will expire at the Company’s 2021 Annual Meeting of Stockholders when the Class III Directors will next be elected by the Company’s stockholders.

There are no arrangements or understandings between Ms. Stuart and any other persons pursuant to which Ms. Stuart was named as a director.  Ms. Stuart is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Additionally, the Board has determined that Ms. Stuart satisfies the independence requirements of the NASDAQ Stock Market listing rules and the Securities and Exchange Commission for purposes of service on audit committees.

Ms. Stuart’s compensation shall be consistent with the Company’s policy for incoming non-employee directors, which provides for (i) an initial award upon such individual’s first appointment to the Board, consisting of options to purchase 14,000 shares of the Company’s common stock, and (ii) an annual retainer of $40,000 paid in cash. In addition, Ms. Stuart will receive $7,500 in committee fees per year for service on the audit committee.

In connection with her appointment to the Board, Ms. Stuart will execute the Company’s standard form of indemnification agreement for directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: March 19, 2021	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer and Chief Financial Officer